As filed with the Securities and Exchange Commission on June 5, 2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22860

PINE GROVE ALTERNATIVE INSTITUTIONAL FUND
452 Fifth Avenue, 26th Floor
New York, NY  10018
212-649-6600

Colin Bettison, Chief Executive Officer
Pine Grove Alternative Institutional Fund
452 Fifth Avenue, 26th Floor
New York, NY  10018

Date of fiscal year end: March 31

Date of reporting period: April 1, 2019 – March 31, 2020

EXPLANATORY NOTE:
The Registrant is filing this amendment to its Form N-CSR for the period ended March 31, 2020, originally filed with the Securities and Exchange Commission on June 4, 2020, (Accession No. 0001435109-20-000177) solely for the purpose of revising amounts included in Item 4 of Form N-CSR. Other than the aforementioned revision, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR or modify or update the disclosures therein.

Items 1 through 3, Items 5 through 13(a)(1) and Item 13(a)(4) to this Form N-CSR are incorporated by reference to the Form N-CSR filed on EDGAR on June 4, 2020 (Accession No. 0001435109-20-000177).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - The aggregate fees billed for the fiscal years ended March 31, 2019 and March 31, 2020 (the “Reporting Periods”) to the Registrant for the Reporting Period for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Period were $47,000 in 2019 and $37,000 in 2020.

(b) Audit-Related Fees - There were no fees billed to the Registrant in the Reporting Period for assurance and related services rendered by the Registrant’s principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported under paragraph (a) of this Item 4.

(c) Tax Fees - The aggregate fees billed to the Registrant in the Reporting Period for professional services rendered by the Registrant’s principal accountant for tax compliance, tax advice and tax planning were $11,000 in 2019 and $11,000 in 2020.

(d) All Other Fees - There were no other fees billed in the Reporting Period for products and services provided to the Registrant by the principal accountant, or services provided to the Registrant’s investment adviser, other than the services reported above.

(e) (1) The audit committee of the Board (the “Audit Committee”) reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to the Registrant.  Pre-approval of “permissible non-audit services” to the Registrant is not required if: (i) the aggregate amount of all such permissible non-audit services provided to the Registrant constitutes not more than 5% of the total amount of revenues paid by the Registrant to the Registrant’s principal accountant during the fiscal year in which such services are provided; (ii) the permissible non-audit services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee, or its authorized delegates, prior to the completion of the audit.

In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to the Registrant’s investment adviser (other than a sub-adviser), or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides on-going services to the Registrant (“Affiliate”), by the Registrant’s principal accountant if the engagement relates directly to the operations and financial reporting of the Registrant.  Pre-approval by the Audit Committee of permissible non-audit services rendered to the Registrant’s investment adviser or an Affiliate is not required if the aggregate amount of all such services constitutes no more than 5% of the total amount of expenses paid by the Registrant, the Registrant’s investment adviser and its Affiliates to the Registrant’s principal accountant during the fiscal year in which the permissible non-audit services are provided.  The Audit Committee considers whether fees paid by the Registrant’s investment adviser or an Affiliate to the Registrant’s principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) During the fiscal years ending March 31, 2019 and March 31, 2020, non-audit fees (inclusive of tax fees) billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant for the Reporting period were $11,000 and $11,000, respectively.  During the fiscal years ending March 31, 2019 and March 31, 2020, non-audit fees billed by the Registrant’s principal accountant for non-audit services provided to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant  affiliated entities of the Registrant (including the Adviser) were $6,242,388 and $5,188,470, respectively.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that may be rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

ITEM 13. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit are incorporated by reference to the Form N-CSR filed on EDGAR on June 4, 2020 (Accession No. 0001435109-20-000177)

(a)(2)  Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibits filed herewith).

(a)(3)  Not applicable.

(a)(4)  Proxy Voting Procedures of Registrant (Exhibit are incorporated by reference to the Form N-CSR filed on EDGAR on June 4, 2020 (Accession No. 0001435109-20-000177).

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  Pine Grove Alternative Insitutional Fund

By  /s/ Colin Bettison
       Colin Bettison, Chief Executive Officer
Date 6/5/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By   /s/ Colin Bettison
       Colin Bettison, Chief Executive Officer and Chief Financial Officer
Date 6/5/20